Exhibit 10.65(a)

STOCK PURCHASE AND REDEMPTION AGREEMENT

     THIS STOCK PURCHASE AND REDEMPTION AGREEMENT (the “Agreement”) is entered into effective _______________, 2002, by and between NEXTEL PARTNERS, INC., a Delaware corporation with its principal office located at 4500 Carillon Point, Kirkland, Washington 98033 (the “Purchaser”), *** and ***, each a resident of Hidalgo County, Texas (collectively, the “Sellers”), and MOBILE RELAYS, INC., a Texas corporation with its principal office located at 515 S. 12th Street, McAllen, Texas 78501 (the “Company”). (The Purchaser, the Sellers and the Company are referred to herein collectively as the “Parties.” References herein to “Sellers” shall be construed to refer to the Sellers collectively and, where the context allows, to each of them individually.)

RECITALS

     WHEREAS, Sellers are the beneficial and record owners of one hundred percent of the issued and outstanding shares of the Company’s voting common stock, par value ten dollars ($10.00) per share (the “Shares”), having the respective interests in the Company as are listed on Schedule 1.1 hereto;

     WHEREAS, the Company, among its various assets, owns Federal Communications Commission (“FCC” or “Commission”) licenses (the “Licenses”) for the 800 MHz Specialized Mobile Radio (SMR) stations listed on Schedule 1.2a hereto (the “Stations”), which authorize operations on a total of *** discrete 800 MHz channels situated in what is commonly referred to as the Texas Lower Rio Grande Valley and *** discrete 800 MHz channels in Corpus Christi, Texas (collectively, the “Channels”), on which Channels the Company operates one or more SMR systems (collectively, the “System”) providing services to its existing customers on the System (the “Customers”);

     WHEREAS, the Purchaser desires to acquire ownership and control over the Licenses for the Stations without acquiring other assets or the ongoing business of the Company and to facilitate this the Parties desire that the Purchaser shall acquire the Company, the Company shall retain the Licenses for the Stations, including all Channels authorized thereunder, and the Sellers shall acquire ownership of the other assets making up the System together with the ongoing business of the Company; and

     WHEREAS, the Parties desire to complete the transaction by means of a stock purchase by Purchaser of ninety five percent (95%) of the Shares, followed by the immediate redemption by the Company of the remaining five percent (5%) of the Shares in exchange for all assets of the Company other than the Licenses and corporate records.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

*** Confidential Treatment has been requested for redacted portions of this exhibit; redacted portion has been filed separately with the Commission.

Exhibit 10.65(a) 1. AGREEMENT TO SELL AND PURCHASE STOCK

1.1 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Sellers shall sell, transfer and deliver to the Purchaser and the Purchaser shall purchase from the Sellers ninety-five percent (95%) of the Shares (the “Purchase Shares”), computed on a pro rata basis in accordance with each of the Sellers’ respective holdings as set forth on Schedule 1.1, for an aggregate purchase price of Thirty-One Million Forty-Five Thousand Dollars ($31,045,000) by wire transfer or other payment of immediately available funds (the “Purchase Price”) to be paid as set forth in Section 2 below (this phase of the transaction is referred to herein as the “Stock Purchase”).

1.2 Redemption. Immediately upon closing of the Stock Purchase, the Company shall redeem the balance of the Shares owned by Sellers (the “Redemption Shares”) in return for a distribution of all of the Company’s assets at the time of the Stock Purchase Closing (including all equipment, facilities, tower leases, and other assets) except for the Stations and all Channels authorized under the Licenses listed on Schedule 1.2a, and Corporate Records, as defined in Section 2 below (this phase of the transaction is referred to herein as the “Redemption”). The Company’s assets to be distributed to the Sellers pursuant to the Redemption are listed on Schedule 1.2b (the “Distribution Assets”).

2. CLOSING, DELIVERY AND PAYMENT

2.1 Closing Date. The closing of the Stock Purchase and of the Redemption hereunder (the “Closing”) will take place upon satisfaction of all conditions for closing specified herein on the earlier of (a) the tenth (10th) calendar day following the date on which the FCC’s consent to the transfer by the Sellers to the Purchaser of the Shares (the “FCC Consent”) becomes a Final Order as defined below, or (b), if receipt of a Final Order is waived by Purchaser, on the date specified by Purchaser in a written notice to Sellers which shall be no earlier than the fifth (5th) business day following the date on which the FCC Consent is granted (the “Closing Date”). “Final Order” is defined to mean forty-five (45) days shall have elapsed from the date of FCC public Notice of grant without any filing of any adverse request, petition or appeal by any third party or by the FCC on its own motion with respect to the Applications, or any resubmission of any such Applications, or, if challenged, such FCC consent shall have been reaffirmed or upheld and the applicable period for seeking further administrative or judicial review shall have expired without the filing of any action, petition or request for further review. The Parties shall use their best efforts to facilitate completing the Closing as quickly as possible and no later than ***; if Closing cannot occur by that date due to FCC delays in granting consent to the Applications, the Parties may by mutual consent extend the Closing Date, otherwise the Agreement shall terminate on ***.

Any third party consents or other documentary information requested by Purchaser to be provided by Sellers to Purchaser at or before Closing shall be requested from Sellers no later than twenty (20) days prior to the Closing (the “Twenty Day Rule”) and any third party consents or other documentary information requested by Purchaser after that date shall not required for closing. In order for the Twenty Day Rule to apply to Purchaser, Sellers must have previously provided Purchaser with the names and addresses of any third parties for which consent is required, or other documentary information that is necessary to consummate the Closing, which includes, but is not limited to: (i) names and addresses of known lien holders; and (ii) names and addresses of state agencies from which good standing certificates are required by Purchaser.

*** Confidential Treatment Requested 2

Exhibit 10.65(a)

2.2 Transition of Customers and Management Agreement. At the Closing, the Company, the Purchaser and the Sellers shall enter into a management agreement in the form set forth at Exhibit A hereto (the “Management Agreement”) allowing the Sellers, or an entity designated by the Sellers (hereafter, “Manager”) to continue to operate the Channels to facilitate the transition of the Customers off of the Channels to alternative channels to be provided by the Sellers, or an entity designated by the Sellers. The Sellers/Manager shall commence transitioning Customers off of the Channels upon the next business day following the Closing (the “Customer Transition”). The Sellers/Manager shall have up to *** calendar days from the next business day following the Closing to complete the Customer Transition, and the Sellers/Manager shall complete the Customer Transition in accordance with the following channel clearing milestone dates (the “Milestones”): (i) First Milestone: *** calendar days from the next business day following the Closing; (ii) Second Milestone: *** calendar days from the next business day following the Closing; and (iii) Third Milestone: *** calendar days from the next business day following the Closing. For each such Milestone, Schedule 2.3 hereto establishes on a channel-by-channel basis the portion of the Channels that is to be cleared of Customers by the Sellers/Manager on a system-wide basis and released from the Management Agreement no later than the date of such Milestone. As a Management Fee under the Management Agreement, and as payment for Manager’s work on behalf of Sellers in clearing the Customers from the Channels, Manager shall *** (the “Management Payment”). The Management Payment for each calendar month shall be due and payable to the Purchaser on the date of the next following Milestone for clearing of Channels, and for each such period during which ***.

2.3 Payment of Purchase Price. The payment of the Purchase Price shall be made by the Purchaser as follows:

(a) Initial Payment: The sum of *** (“Initial Payment”) shall be paid to the Sellers on a pro rata per share basis in accordance with the holdings listed on Schedule 1.1 within ten calendar days of entering into the Agreement and the filing of the Applications. The Initial Payment shall be credited to the Purchase Price for the Purchase Shares. If the Closing shall not occur under this Agreement as the result of a material breach of this Agreement by Purchaser, then the Sellers shall *** and the Purchaser shall not have any further recourse thereto. If the Closing shall not occur under this Agreement for any other reason except as the result of a material breach by either Seller, then (i) the Sellers shall instead retain on a pro rata share basis any and all interest that the Sellers earned on the Initial Payment plus the sum of *** and (ii) the Sellers shall refund the balance of the Initial Payment to the Purchaser.

(b) Closing Payment: The sum of *** (“Closing Payment”) of the Purchase Price shall be paid to the Sellers on a pro rata per share basis at Closing in accordance with their holdings as listed on Schedule 1.1.

*** Confidential Treatment Requested 3

Exhibit 10.65(a)

(c) Escrow Funds: The Parties shall enter an escrow agreement in the form attached as Exhibit B hereto and the sum of *** representing the balance of the Purchase Price shall be paid by the Purchaser into an escrow account (“Escrow Funds”) at Closing for the benefit of the Sellers and thereafter Purchaser shall have no claim thereto. The Escrow Funds shall be held and administered by an escrow agent selected by the Sellers, with the approval of the Purchaser, not to be unreasonably withheld (the “Escrow Agent”). All interest earned on the Escrow Funds shall belong to the Sellers. The Escrow Funds shall be released by the Escrow Agent to the Sellers incrementally on a per channel pro rata basis (in accordance with their respective holdings set forth in Schedule 1.1) as each of the Channels becomes available to the Purchaser, as follows:

(i) the Sellers shall clear the Channels of Customers in accordance with the timetable and schedule set forth in Schedule 2.3; and as each Channel is cleared of Customers by Sellers, the Sellers shall provide notice to the Purchaser and Escrow Agent in writing that such Channel has been cleared and released under the Management Agreement; for this purpose, a channel shall be considered cleared when it is cleared by the Sellers on a system-wide basis and released at all locations under the Management Agreement;

(ii) the Purchaser shall have five (5) business days from the date such notice shall be deemed to have been given or delivered to confirm through monitoring that such Channel has been cleared;

(iii) the Escrow Agent shall release the pro rata payment with respect to such Channel to the Sellers within ten (10) business days from the date such notice shall be deemed to have been given or delivered to the Purchaser and the Escrow Agent unless prior to the expiration of such period of ten (10) business days the Escrow Agent shall receive written notice from Purchaser of Purchaser’s objection to such release based on Sellers’ failure to clear such Channel, after which such proposed release will only be made in accordance with the written instructions of both the Sellers and the Purchaser; and

(iv) upon receipt of the funds with respect to such Channel from the Escrow Agent, the Sellers shall execute and provide to the Purchaser written acknowledgment of receipt of payment with respect to such Channel.

Notwithstanding the foregoing, no less than *** of the unreleased escrow funds existing on *** shall in all events be released by the Escrow Agent to the Sellers on a basis which is proportionate to their respective interests therein no later than *** to provide for the payment of income taxes, and to the extent that such amount is in excess of the amount of payments actually made by the Escrow Agent to the Sellers with respect to cleared Channels during such time period pursuant to the above subparagraphs (i) –(iv), then such excess amount shall be treated as an advance on all such future payments and shall in effect be paid back by Sellers through the subsequent release of Channels until such excess amount is made up, prior to the release of any additional amount of the Escrow Funds.

*** Confidential Treatment Requested 4

Exhibit 10.65(a)

Also notwithstanding the foregoing, the Escrow Agent shall in all events release all of the unreleased Escrow Funds to the Sellers on a basis which is proportionate to their respective interests therein no later than *** calendar days from the next business day following the Closing, after which the Escrow Agreement shall terminate.

2.4 Delivery of Shares and Corporate Records. The Sellers shall execute and deliver to the Purchaser at Closing (i) one or more certificates representing the Purchase Shares, endorsed in blank, and (ii) an Irrevocable Stock Power in favor of the Purchaser in the form attached hereto as Exhibit C and made a part of this Agreement, directing the transfer described herein to be made on the Company’s books and records. The Sellers shall deliver to the Purchaser at Closing all Corporate Records of the Company; Corporate Records shall be those records listed on Schedule 2.4 hereto.

2.5 Redemption and Assignment of non-License assets. With regard to the Redemption, at and immediately upon Closing hereunder, the Sellers shall deliver to the Company one or more certificates representing the Redemption Shares endorsed to the Company, and (i) the Sellers (or Sellers’ designee) shall assume, and agree to satisfy and discharge, the liabilities of the Company by executing and delivering to the Company the Quitclaim Assignment and Comprehensive Assumption Agreement in the form attached hereto as Exhibit D and made a part of this Agreement with respect to all of the Company’s assets (other than the Licenses for the Stations and the Corporate Records) without any warranty by the Company as to the title of goods or property conveyed thereunder; (ii) the Company shall issue a Bill of Sale in favor of Sellers (or their designee) for all of the Company’s assets other than the Licenses for the Stations and the Corporate Records; and (iii) the Company shall issue Sellers (or their designee) special warranty deeds for any real estate owned by the Company, certificates of title with respect to any vehicles owned by the Company for which a certificate of title is required in order to transfer title, assignments of any permits of the Company (other than the Licenses), to the extent assignable, in form and substance reasonably satisfactory to Seller to vest effectively in Seller, the Company’s interest in such permits, an assignment of the Company’s trademarks in recordable form, and assignment of all of the Company’s contracts related to operation of the System and the ongoing business of the Company.

2.6 Valuation of Assets Distributed in Redemption. As soon as practicable after signing of the Agreement, Sellers shall select and retain an independent and qualified firm (with approval of Nextel Partners, not to be unreasonably withheld) to appraise and otherwise value the assets distributed in the redemption with the understanding that the valuation date shall be the date of the Redemption. The Sellers and the Purchaser shall rely on such independent appraisal and valuation for their tax reporting purposes. Purchaser and Sellers agree not to take any position inconsistent with such allocation for any tax purpose. The Purchaser and the Sellers agree to prepare their respective Internal Revenue Service Forms 8594, and all the reports to, and tax returns filed with, all governmental entities including the Internal Revenue Service, consistent with such mutually agreed allocation. Each party agrees to timely file Form 8594 in connection with the transactions contemplated hereby and to provide the other party with a copy of such Form 8594 within ten (10) days of the filing of such form. The Sellers shall bear the cost of such appraisal.

*** Confidential Treatment Requested 5

Exhibit 10.65(a)

2.7 Termination of Subchapter S Election. The Company shall terminate its Subchapter “S” election one (1) day prior to closing of the Redemption. The taxable gain resulting from the Redemption shall not flow through to the Sellers but shall be recognized by the Company as a “C” Corporation and part of the Purchaser’s consolidated group.

2.8 Name of the Company. Sellers, or an entity designated by Sellers, shall retain the right to use the “Mobile Relays” name and its related marks. The Company shall change its corporate name immediately after the Closing Date.

2.9 Company Liabilities. Except with regard to the payment of the tax liability resulting from the Redemption, the Purchaser shall not assume any tax or other liability of the Company and the Sellers shall ensure that all liabilities of the Company are paid in full as of the Closing Date. The Sellers agree to indemnify and hold harmless the Purchaser, its managers, members, agents, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and all costs and expenses of enforcing this right of indemnification against Sellers) and penalties, if any, arising out of or based on or with respect to any tax or other liability of the Company that is not paid in full as of the Closing Date (except any tax liability of the Company resulting from the Redemption) or that otherwise relates to operations of the System prior to Closing. The Purchaser agrees to indemnify and hold harmless the Sellers, their agents, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and all costs and expenses of enforcing this right of indemnification against the Purchaser) and penalties, if any, arising out of or based on or with respect to any tax or other liability of the Company that relates to operations of the Company after the Closing (except to the extent the same may arise solely as a result of the operation of the Stations by Manager and or either Seller under the Management Agreement), or any tax liability of the Company resulting from the Redemption. The indemnities contained in this Section 2.9 shall survive the Closing.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND THE COMPANY The Sellers and the Company hereby jointly and severally represent and warrant to the Purchaser as follows:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. Except for its limited partnership interest in Mobile Relays Partners, Ltd., the Company owns no equity securities of any other corporation, limited partnership, limited liability company or similar entity.

*** Confidential Treatment Requested 6

Exhibit 10.65(a)

3.2 Capitalization; Voting Rights. The authorized capital stock of the Company consists of three thousand and fifty (3,050) shares of capital stock, par value ten dollars ($10.00) per share, all of which is voting common stock, and of which one hundred shares (100) are issued and outstanding; all issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities; and there are no outstanding options, other stocks, rights (including conversion or preemptive rights and rights of first refusal) or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Schedule 1.1 sets forth a complete and correct list of the authorized and issued capital stock of the Company, including all of the registered holders of the Company’s stock and their respective holdings.

3.3 Liabilities. The Company has no material liabilities, contingent or otherwise, except current liabilities incurred in the ordinary course of business, other than those set forth in Schedule 3.3 attached hereto. The Company is current in the filing of all State and Federal tax returns and has paid all taxes, including all franchise taxes, due prior to the date of this Agreement.

3.4 Personnel. The Company has no employees, no employment contracts, no employment benefit plans and no liabilities or obligations of any kind with respect to any person now or formerly employed by the Company or retained as an independent contractor.

3.5 Compliance with Other Instruments. The Company is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is party or by which it is bound (including but not limited to the Licenses), or of any judgment, decree, order, writ or any statute, rule or regulation applicable to the Company the violation of which would materially and adversely affect the business, financial condition or operations

3.6 Litigation. Except as stated in Schedule 3.6, there are no actions, suits or proceedings by or before any arbitrator, court or governmental authority pending against or, to the knowledge of the Sellers, threatened against or affecting the Sellers or the Company or that involve the Shares or the transaction contemplated hereunder.

3.7 Ownership of the Shares and Consents. Sellers own beneficially and of record the Shares, free and clear of all liens, security interests, pledges, encumbrances, options to purchase, voting trusts and adverse claims or restrictions of every kind and nature. Sellers have good and marketable title to the Shares and have the absolute right, power and capacity to sell, assign and transfer the Purchase Shares to the Purchaser, and the Redemption Shares to the Company, free and clear of any liens, encumbrances, security interests, pledges, charges, encumbrances, options to purchase, voting trusts and other adverse claims or restrictions (other than restrictions imposed generally by state and federal securities laws with respect to unregistered securities). Seller, ***, is not married. Seller, ***, is married to ***. *** has consented to those provisions of this Agreement concerning the disposition of her community property interest in the Shares of the Company and the completion of the transactions contemplated hereby subject to the Purchaser’s satisfaction of the terms and conditions of this Agreement and its binding effect on her community property interests in the Shares by executing a consent in the form attached hereto as Exhibit E.

*** Confidential Treatment Requested 7

Exhibit 10.65(a)

3.8 The Company is the lawful, beneficial and exclusive owner of all of its assets, free and clear of all liens, security interests, pledges, encumbrances (other than as reflected on Schedule 3.13), options to purchase, and adverse claims of restrictions of every kind and nature. The Company has good and marketable title to its assets and has the absolute right, power and capacity to sell, assign and transfer the Redemption Assets to the Sellers, free and clear of any liens, encumbrances (other than as reflected on Schedule 3.13), security interests, pledges, charges, options to purchase and other adverse claims or restrictions.

3.9 Interests in the Licenses. Schedule 1.2a lists all of the Licenses and any pending applications affecting them. The Company is the lawful, beneficial and exclusive owner of the Licensed Channels, free and clear of all liens, security interests, pledges, encumbrances, options to purchase, rights of first refusal, adverse claims or restrictions of every kind and nature. Since that date the Company became the owner of the Licenses (and to the best of the Sellers’ knowledge, prior to that time in the case of any of the Licenses acquired from a prior licensee), the Licensed Channels are valid and in good standing with the FCC and the Licenses thereof are in compliance with all statutes, rules and regulations concerning construction, loading, and spacing of the License or the facilities associated therewith, and all other federal statutes, rules, regulations and policies of the FCC applicable to the Sellers, the Company, the Licenses or the System. The Licensed Channels are not currently short-spaced by any third party or subject to or operating under any agreement encumbering any of the Licensed Channels or any FCC waiver of otherwise applicable rules and regulations other than the so-called “Extended Implementation Grant” issued to the Company by the FCC on April 22, 1994. The Licenses are fully constructed and operational as required by FCC regulations. All information provided by the Sellers and the Company to the Purchaser concerning the Licenses is true and Complete.

3.10 Consents. Except for the FCC Consent, no consent of any governmental authority or of any other person is required for the sale, transfer and delivery of the Purchase Shares to Purchaser and the delivery of the Redemption Shares to the Company. Except for appropriate approval from the FCC and the consents from certain lenders or lessors reflected on Schedule 3.3, no consent of any governmental authority or of any other person is required for the distribution of the Redemption Assets to the Sellers.

3.11 Requisite Power and Authority; Binding Obligation. The Sellers have the requisite power and authority to enter into this Agreement and each of them is doing so of his or her own free will. Upon its execution and delivery, this Agreement will constitute the valid and binding obligation of each of the Sellers, enforceable in accordance with its terms. All corporate action on the part of the Company for the authorization of this Agreement and the performance of all obligations of the Company hereunder have been taken or will be taken prior to the Closing. Upon its execution and delivery by the Company, this Agreement will constitute the valid and binding obligation of the Company, enforceable in accordance with its terms.

*** Confidential Treatment Requested 8

Exhibit 10.65(a)

3.12 No Conflict. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Sellers or the Company or any of their respective assets are subject; or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice other than notice to the FCC under, any agreement, contract, lease, license, instrument, or other arrangement to which the Sellers or the Company are a party or by which they (or any of them) are bound or to which any of their respective assets are subject except for certain of the notes and/or lease agreements reflected on Schedule 3.3.

3.13 No Encumbrances. There are no liens, security interests, pledges, charges, encumbrances, options or other interests granted against the Shares, the Licenses or the assets of the Company (other than as reflected on Schedule 3.13), or the proceeds thereof. Upon the sale, transfer and delivery of the Purchase Shares to Purchaser, Purchaser will own the Purchase Shares free and clear of all liens, security interests, pledges, charges, encumbrances, options to purchase, voting trusts, and adverse claims or restrictions of any kind and nature. Upon the sale, transfer and delivery of the Redemption Shares to the Company, the Company will own the Redemption Shares free and clear of all liens, security interests, pledges, charges, encumbrances, options to purchase, voting trusts, and adverse claims or restrictions of any kind and nature. Upon the sale, transfer and delivery of the Redemption Assets to the Sellers, the Sellers will own the Redemption Assets free and clear of all liens, security interests, pledges, charges, encumbrances, options to purchase, adverse claims or restrictions of any kind and nature (other than as reflected on Schedule 3.13).

3.14 Environmental Matters.To the best of the Sellers’ and the Company’s knowledge, the Company has not unlawfully disposed of any hazardous waste or hazardous substance in a manner which has caused, or is reasonably likely to cause, the Purchaser to incur a material liability under applicable law in connection therewith. To the best of the Sellers’ knowledge, the Company has complied in all material respects with all federal, state and local environmental laws, rules and regulations applicable to its operations.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER The Purchaser hereby represents and warrants to the Sellers as follows:

4.1 Requisite Power and Authority; Binding Obligation. All corporate action on the part of the Purchaser, its manager and members necessary for the authorization of this Agreement, the performance of all obligations of the Purchaser hereunder and the purchase of the Shares pursuant hereto have been taken or will be taken prior to the Closing. Upon its execution and delivery, this Agreement will constitute the valid and binding obligation of Purchaser, enforceable in accordance with its terms.

4.2 Organization, Good Standing and Qualifications. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as presently proposed to be conducted. The Purchaser is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) make such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Purchaser.

*** Confidential Treatment Requested 9

Exhibit 10.65(a)

4.3 Purchase Shares. The Purchaser acknowledges that the Purchase Shares have not been registered under the Securities Act of 1933, as amended, and are being acquired for the Purchaser’s own account for investment and not with a view to the distribution thereof. The Purchaser has been given the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms of the transactions contemplated by this Agreement and the affairs and the business and financial condition of the Company.

5. CONDITIONS TO CLOSING

5.1 Conditions to Purchaser’s Obligation. The Purchaser’s obligation to purchase the Purchase Shares at the Closing is subject to the satisfaction (or waiver in the Purchaser’s sole discretion), at or prior to the Closing, of the following conditions:

(a) Representations and Warranties True. The representations and warranties made by the Sellers in Section 3 shall be true and correct as of the Closing Date with the same force and effect as if they had been made on the Closing Date.

(b) Consents, Permits, and Waivers. The FCC Consent and Final Order and all other consents, permits and waivers necessary or appropriate for the sale, transfer and delivery of the Purchase Shares including but not limited to the Final Order shall have been obtained.

(c) Deliveries. The Sellers shall have delivered to the Purchaser and to the Company the certificates, the irrevocable stock power, the Corporate Records and the other documents and agreements described in Section 2 above.

(d) Resignations. The Sellers shall have caused all individuals associated or affiliated with the Company to resign from their positions with the Company (whether as officers, directors, trustees, registered agent, signatories or any other position whatsoever) without further liability to the Company.

(e) Performance of Obligations. The Sellers shall have performed and complied with all other obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

(f) Validity of the Licenses. The Licenses shall remain valid and in effect without challenge from the FCC or any other party, other than modifications proposed by the FCC in response to the so-called “White Paper” submitted by the Purchaser to the FCC requesting that the FCC require certain 800 MHz incumbent licensees to “relocate” to 900 MHz spectrum.

*** Confidential Treatment Requested 10

Exhibit 10.65(a)

(g) Consents. The Company and/or the Sellers shall have obtained and delivered to the Purchaser the Spousal Consent set forth at Exhibit E hereto, and such third-party consents as may be requested by the Purchaser (in accordance with the Twenty Day Rule).

5.2 Conditions to Sellers’ Obligation. The Sellers’ obligation to sell, transfer and deliver the Purchase Shares at the Closing is subject to the satisfaction (or waiver in Sellers’ joint discretion), at or prior to the Closing, of the following conditions:

(a) Representations and Warranties True. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct as of the Closing Date with the same force and effect as if they had been made on the Closing Date.

(b) Deliveries. The Purchaser shall have delivered to the Sellers and the Escrow Agent the Purchase Price and the other documents and agreements described in Section 2 above.

(c) Consents. The FCC Consent to the transfer of the Licenses as contemplated herein shall have been granted and have become a Final Order.

(d) Performance of Obligations. The Purchaser shall have performed and complied with all other agreements and conditions herein required to be performed or observed by it on or prior to the Closing Date.

6. OTHER COVENANTS

6.1 Filing of FCC Applications. Within three (3) business days of signing of this Agreement, the Parties shall take all necessary steps to file with the FCC all requisite applications for transfer of control of the Licenses identified on Schedule 1.2a (the “Applications”) to the Purchaser. Purchaser shall be responsible for supervising preparation and submission of the Applications, and the Sellers and the Company shall cooperate with the Purchaser in all reasonable respects to accomplish this task. Upon filing of the Applications and thereafter, the Parties shall take all reasonable steps to obtain FCC consent to the Applications.

6.2 Indemnification Obligation of Sellers. Sellers agree to indemnify and hold harmless the Purchaser, its managers, members, agents, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and all costs and expenses of enforcing this right of indemnification against Sellers) and penalties, if any, arising out of or based on or with respect to the breach of any representation or warranty made by Sellers in this Agreement or the operation of the business of the Company, including the operation of the System, prior to Closing. The indemnities contained in this Section 6.2 shall survive the Closing (i) for a period equal to twenty-four months, with respect to the breach of any representation or warranty made by Sellers in this Agreement (other than any representation or warranty made by Sellers in Section 3.3 regarding State and Federal tax returns and related tax payments), and (ii) until the expiration of the applicable statute of limitations with respect to the operation of the business of the Company, including the operation of the System, prior to Closing or with respect to the breach of any representation or warranty made by Sellers in Section 3.3 regarding State and Federal tax returns and related tax payments.

*** Confidential Treatment Requested 11

Exhibit 10.65(a)

6.3 Indemnification Obligations of Purchaser. Purchaser agrees to indemnify and hold harmless each of the Sellers, their respective agents, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys’ fees and all costs and expenses of enforcing this right of indemnification against Purchaser) and penalties, if any, arising out of or based on or with respect to the breach of any representation or warranty made by Purchaser in this Agreement or the operation of the business of the Company, including the operation of the System, after Closing. The indemnities contained in this Section 6.3 shall survive the Closing (i) for a period equal to twenty-four months, with respect to the breach of any representation or warranty made by the Purchaser in this Agreement and (ii) until the expiration of the applicable statute of limitations, with respect to the operation of the business of the Company, including the operation of the System, after the Closing.

6.4 Indemnification Limitations. Notwithstanding the provisions of Section 6.2 and Section 6.3 to the contrary, (i) neither of the Sellers shall be required to indemnify the Purchaser, and the Purchaser shall not be required to indemnify the Sellers, from any Adverse Consequences (as hereinafter defined) pursuant to Section 6.2 or Section 6.3 until the respective indemnified party has suffered Adverse Consequences in excess of a *** aggregate threshold (at which point the indemnifying party will be obligated to indemnify the indemnified party from and against all such Adverse Consequences in excess of ***); (ii) the aggregate liability of the Sellers to the Purchaser pursuant to Section 6.2 for breach of any representation or warranty in Article 3 (other than the representations and warranties set forth in Sections 3.2, 3.3, 3.7 and 3.9) shall be limited to ***; and the aggregate liability of the Purchaser to the Sellers for breach of any representation and warranty in Article 4 shall be limited to ***; (iii) the liability of each Seller to the Purchaser shall be limited to 50% of the liability of the Seller required to be indemnified hereunder; and (iv) in no event shall any recovery under this Agreement include the loss of anticipated profits, cost of money, loss of use of revenue, or any special, incidental or consequential losses or damages of any nature arising at any time or from any cause whatsoever, including lost profits or revenue, lost savings, diminution in value, loss of managerial time, business interruption or other lost opportunity. For purposes of this Agreement, “Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, liens, losses, expenses, and fees, including court costs and attorneys’ fees and expenses.

6.5 *** If the transactions contemplated herein are not consummated, all information in written or printed or other tangible form (whether copies or originals) received by Purchaser from the Company or the Sellers shall be returned to the Company and/or the Sellers, as the case may be, and all documents, memoranda, notes and other writings whatsoever prepared by the Purchaser or its representatives based on such information shall be destroyed.

6.6 No Shop; Confidentiality. Upon the execution of this Agreement the Parties, upon behalf of themselves, their officers and agents, shall not, directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any other person relating to the transactions covered by this Agreement. The Sellers and the Company agree to promptly inform the Purchaser of any such offers or solicitations and the terms thereof. The terms of this Agreement and any information about the Parties’ respective business shall be kept confidential by the other Parties and their respective agents, which confidentiality shall survive the Closing or termination of this Agreement for a period of two (2) years. The Parties shall jointly approve the terms and language of a press release and public announcement to be made by the Purchaser, with the Sellers’ cooperation and approval not to be unreasonably withheld. Notwithstanding the foregoing, the Parties may make disclosures as required by law and to employees, shareholders, agents, attorneys and accountants as may be required to perform obligations hereunder, provided that all Parties shall cause all agents to honor the provisions of this section.

*** Confidential Treatment Requested 12

6.7 No Cancellation of Licenses. Purchaser agrees to not cancel the Licenses prior to the expiration of ten (10) calendar days following the full and complete release of the Escrow Funds by the Escrow Agent to the Sellers.

7. MISCELLANEOUS

7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Texas, without reference to the conflicts of laws provisions thereof.

7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the Closing of the transaction contemplated hereby.

7.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights or obligations under this Agreement may be assigned by either party without the prior written consent of the other party. The Purchaser shall have the right to assign this Agreement to an affiliated entity upon written notice from the Purchaser to the Sellers and the Company, but no such assignment will relieve the Purchaser from the obligation to pay the Purchase Price. Any written notice from the Purchaser to the Sellers and the Company pursuant to the preceding sentence shall also include the name, physical address, mailing address, telephone number and facsimile number of the affiliated entity along with the name or names of the relevant contact person or persons. Subject to the foregoing, the provisions of this Agreement shall inure to the benefit of, and be binding on, the successors and assigns of the parties and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

7.4 Further Assurances and Cooperation. Sellers and Purchaser shall each make, execute and deliver such additional documents, certificates or instruments or take such additional action as the other may reasonably request in order to effectuate the purposes of this Agreement.

*** Confidential Treatment Requested 13

7.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.6 Amendment. This Agreement may be amended or modified only by a written instrument signed by the parties.

7.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, on any breach, default or noncompliance by the other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on either party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

7.8 Notices. Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes (a) on the delivery date if delivered personally to the party to whom the same is directed; (b) on the date received if sent by facsimile or express courier provided such receipt occurs prior to 5:00 p.m. EST on a business day (otherwise, on the next succeeding business day); or (c) three (3) business days after the mailing date, whether or not actually received, if sent by registered or certified mail, return receipt requested, postage and charges prepaid, addressed to the parties at the addresses set forth in the Preamble or at such other address as the Sellers or Purchaser may designate by ten (10) days’ advance written notice to the other party.

Notices hereunder shall be delivered in writing as follows:

For Purchaser:

Nextel Partners, Inc. 10120 West 76th Street Eden Prairie, MN 55344 Attn: David M. Thaler Telephone: 952-238-2500 Facsimile: 952-238-2509

With a copy to:

Catalano & Plache, PLLC 3221 M Street, NW Washington, DC 20007 Attn: Matthew Plache Telephone: 202-338-3200 Facsimile: 202-338-1700

*** Confidential Treatment Requested 14

Exhibit 10.65(a)

For Sellers:

*** *** c/o Mobile Relays, Inc. Post Office Box 1808 McAllen, Texas 78505-1808

With a copy to:

Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street Suite 1400 Houston, Texas 77002 Attn: Lawrence M. Bass Telephone: 713-658-1818 Facsimile: 713-658-2553

7.9 Expenses. Each party shall pay all costs and expenses it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Purchaser shall pay any filing fees required by the FCC.

7.10 Attorneys’ Fees. In the event that any dispute between the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

7.11 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

7.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

7.13 Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transaction contemplated by this Agreement. Each party further agrees to indemnify the other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.13 being untrue.

7.14 Entire Agreement. This Agreement and the Schedules and Exhibits and any other documents delivered pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement, and neither party shall be liable or bound to the other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

*** Confidential Treatment Requested 15

Exhibit 10.65(a)

7.15 Specific Performance. Sellers and the Company acknowledge that the Shares and the Licenses are unique and the loss to the Purchaser due to Seller’s failure to perform this Agreement could not be easily measured with damages. The Purchaser shall be entitled to specifically enforce this Agreement in a court of equity without proof of specific monetary damages, but without waiving any right thereto, in the event of breach of this Agreement by the Sellers or the Company

*** Confidential Treatment Requested 16

Exhibit 10.65(a) IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date set forth in the first paragraph hereof.

SELLERS: —————————————— *** —————————————— ***

PURCHASER: NEXTEL PARTNERS, INC. By: —————————————— Name: David M. Thaler Title: VP Business Operations

COMPANY: MOBILE RELAYS, INC. By: —————————————— Name: *** Title: President

*** Confidential Treatment Requested 17

Exhibit 10.65(a) Schedules

Schedule 1.1:	Sellers’ Holdings in the Company
Schedule 1.2a:	List of the Company’s FCC Licenses for 800 MHz Specialized Mobile Radio (SMR) Stations (and pending applications affecting them)
Schedule 1.2b:	List of Distribution Assets
Schedule 2.3:	Timetable for Clearing Customers from the Channels
Schedule 2.4.	Corporate Records
Schedule 3.3:	Liabilities of the Company
Schedule 3.6:	Litigation
Schedule 3.13:	Encumbrances

Exhibits

Exhibit A:	Management Agreement
Exhibit B:	Escrow Agreement
Exhibit C:	Irrevocable Stock Power
Exhibit D:	Quitclaim Assignment and Comprehensive Assumption Agreement
Exhibit E:	Spousal Consent

*** Confidential Treatment Requested 18

Exhibit 10.65(a)

SCHEDULE 1.1 TO STOCK PURCHASE AND REDEMPTION AGREEMENT

SELLERS’ HOLDINGS IN THE COMPANY

***	50 shares of common stock in Mobile Relays, Inc. (par value of $10.00 per share)

***	50 shares of common stock in Mobile Relays, Inc. (par value of $10.00 per share)

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE 1.2a TO STOCK PURCHASE AND REDEMPTION AGREEMENT

LIST OF THE COMPANY’S FCC LICENSES FOR 800 MHZ SPECIALIZED MOBILE RADIO (SMR) STATIONS

Licensee Name	Call Sign

Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays
Mobile Relays	KNDB895 KNHJ362 KNHK784 WNCE208 WNCE212 WNPQ826 WPCE860 WPES525 WPEU433 WPEU437 WPEU441 WPEU445 WPEU449 WPEU453 WPIX668 WPTJ589 WPBE385

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE 1.2b
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

LIST OF DISTRIBUTION ASSETS

     Any and all assets of Mobile Relays, Inc. other than the licenses listed on Schedule 1.2a and the corporate records defined in Section 2 of the Agreement.

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE 2.3 TO STOCK PURCHASE AND REDEMPTION AGREEMENT

TIMETABLE FOR CLEARING CUSTOMERS FROM THE CHANNELS

A.	First Milestone Date: By the end of the *** day from the next business day following the Closing Date, the following *** Mobile Relays channels shall be cleared: ***

B.	Second Milestone Date: By the end of the *** day from the next business day following the Closing Date, the following *** channels shall be cleared: ***

C.	Third Milestone Date: At the end of the *** day from the next business day following the Closing Date, the following *** Mobile Relays channels and the *** Commercial Digital channels shall be cleared:

Mobile Relays Channels***

Commercial Digital Channels: ***

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE 2.4 TO STOCK PURCHASE AND REDEMPTION AGREEMENT

CORPORATE RECORDS

1.	Corporate Minute Book of Mobile Relays, Inc.

2.	Stock Transfer Records of Mobile Relays, Inc.

3.	Texas Corporation Franchise Tax Reports for Mobile Relays, Inc. for the report years 1999, 2000 and 2001

4.	U.S. Corporation Income Tax Returns (Forms 1120) for Mobile Relays, Inc. for the fiscal years ending 02/27/99 and 02/29/00

5.	U.S. Income Tax Return for S Corporation (Form 1120S) for Mobile Relays, Inc. for the calendar year ending 12/31/00

*** Confidential Treatment Requested 000141-00

Exhibit 10.65(a)

SCHEDULE 3.3
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

LIABILITIES OF THE COMPANY

     1. Note payable dated December 21, 1998 in the original amount of $*** to Texas State Bank; due in monthly installments of $*** including interest until maturity on December 21, 2003; secured by equipment, accounts receivable and personal guarantees of *** and ***.

     2. Note payable dated October 5, 2001 in the original amount of $*** to Texas State Bank; due in monthly installments of $*** including interest until maturity on October 5, 2006; secured by equipment, accounts receivable and personal guarantees of *** and ***.

     3. Note payable dated May 30, 2001 in the amount of $*** to Texas State Bank; interest is due monthly and principal is due May 30, 2002; note is a line of credit, current balance is $***; secured by equipment, accounts receivable and personal guarantees of *** and ***.

     4. Lease payable to CitiCapital (successor to Associates Commercial Corporation) dated April 6, 1999; due in 60 monthly payments of $***; leased equipment is part of a Trident Micro Systems NTS System known as “StarNet” system.

     5. Lease payable to Spectra Precision (successor to Linc Capital) dated December 29, 1999, due in 60 monthly payments of $***; leased equipment is part of a Trident Micro Systems NTS System known as “StarNet” system.

     6. Land lease with Lazaro Rodriguez for Rio Grande City Tower; $*** due monthly; expires October 9, 2011.

     7. Land lease with Brownsville Co-Op Gin for Los Fresnos Tower; $*** due monthly; expires October 27, 2006.

     8. Land lease with Mark Perez for Olmito Tower; $*** due monthly; expires August 12, 2012.

     9. Land lease with Vicente Robles for Brownsville Tower; $*** due monthly; month-to-month lease.

     10. McAllen Tower Lease with American Towers; $*** current monthly payment plus revenue sharing; lease due has scheduled annual increases; expires April 1, 2008.

     11. La Feria Tower Lease with American Towers; $*** current monthly payment plus revenue sharing; lease has scheduled annual increases; expires April 4, 2008.

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE 3.6 TO STOCK PURCHASE AND REDEMPTION AGREEMENT

LITIGATION

None *** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE 3.13
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

ENCUMBRANCES

     1. Security interest in all equipment reflected on Equipment Lease Agreement dated December 29, 1999 between Mobile Relays, Inc. and Spectra Precision (successor LINC Capital, Inc.). The leased equipment is part of Trident Micro System’s NTS System known as “StarNet” system.

     2. Security interest in equipment and accounts receivable to secure note payable dated December 21, 1998 to Texas State Bank in an original amount of *** with a maturity date of December 21, 2003.

     3. Security interest in equipment, accounts receivable, bills of loading and warehouse receipts to secure note payable dated October 5, 2001 to Texas State Bank in an original amount of *** with a maturity date of October 5, 2006.

     4. Security interest in equipment and accounts to secure line of credit in the amount of *** from Texas State Bank dated May 30, 2001 with a maturity date of May 30, 2002.

     5. Security interest in all equipment reflected in that certain Security Agreement dated April 6, 1999 between Mobile Relays, Inc. and Associates Commercial Corporation (or CitiCapital as the successor thereto). The equipment is part of a Trident Micro Systems NTS System known as “StarNet” System.

*** Confidential Treatment Requested

EXHIBIT A
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

SMR MANAGEMENT AND DECONSTRUCTION AGREEMENT

     THIS SMR MANAGEMENT AND DECONSTRUCTION AGREEMENT (this “Agreement”) is made and entered into as of ___________, 2002 by and between Mobile Relays Partners, Ltd., a Texas limited partnership (“Manager”), *** and ***, adult individuals each of sound mind and each a resident of Hidalgo County, Texas (collectively, the “Selling Parties”), Nextel Partners, Inc., a Delaware corporation (“Nextel Partners”), and Mobile Relays, Inc., a Texas corporation (“Mobile Relays” and together with Nextel Partners, “Licensee”) (all of the parties are collectively referred to herein as the “Parties”).

     WHEREAS, pursuant to a Stock Purchase and Redemption Agreement dated ____________, 2002, by and among Nextel Partners, Mobile Relays and the Selling Parties (the “SPRA”), and pursuant to an Asset Purchase Agreement dated _______________, 2002 by and between Nextel Partners and Commercial Digital Services Corp., Inc., a Texas corporation (the “APA”), Nextel Partners has acquired of even date herewith direct and/or beneficial ownership of the Federal Communications Commission licenses listed on Schedule A hereto (the “Licenses”), authorizing operations on the *** discrete 800 MHz Specialized Mobile Radio (SMR) channels listed on Schedule B hereto; and

     WHEREAS, prior to closing under the APA, the Selling Parties were operating on the Channels one or more SMR systems (the “System”) providing communications services to customers (the “Customers”); and

     WHEREAS, the Parties wish to provide for the continued operation of the System by the Selling Parties, through Manager, on a temporary basis to facilitate the clearing and transition of the Customers by Manager from the Channels to alternative spectrum and an alternative system to be provided by the Selling Parties (the “Customer Transition”) and the deconstruction by Manager of the System and the Channels prior to incorporation of the Channels into Nextel Partners’ digital SMR system

     NOW, THEREFORE, in consideration of the premises and covenants hereinafter set forth, the parties agree as follows:

     1. Effective Date and Term. This Agreement shall take effect as of the date first above written (the “Effective Date”). This Agreement shall have a term of *** beginning with the first business day following the Effective Date (the “Management Term”), or until Manager has completed the clearing of Customers from all of the Channels, whichever is shorter. There shall be no extension of the Management Term.

     2. System Management. Subject to the terms of this Agreement, Licensee grants Manager the right to operate and manage the System to provide for-profit mobile communications services to the public. From and after the Effective Date of this Agreement to the end of the Management Term. Manager shall operate and maintain all system equipment on Licensee’s behalf. Any ancillary network equipment or replacement site equipment purchased by Manager shall remain the property of Manager, and Manager shall be responsible for filing and payment of all taxes related to such equipment. Notwithstanding the foregoing, Manager shall grant to Licensee a lease over all equipment used in operation of the System, which lease shall terminate with respect to each separate item of equipment upon deconstruction from the System as provided for herein.

*** Confidential Treatment Requested

Exhibit 10.65(a)

     3. Customer Account Management. Manager shall be responsible for administering and invoicing all accounts of Customers of the System, including the exclusive right to collect and receive payments on Customer accounts. Subject to FCC requirements, Manager may in its discretion temporarily or permanently terminate service to any Customer. During the Management Term, Manager shall maintain on behalf of Licensee all Customer lists and files concerning customer contracts.

     4. Relocation of Customers and Deconstruction of the Channels. Manager shall work diligently to clear existing Customers from the Channels and, upon clearing of the respective Customers from each of the Channels, to deconstruct such Channel. Manager shall complete the clearing of Customers from and deconstruction of all of the Channels no later than the last date of the Management Term. In carrying out this work, Manager shall follow the Channel Clearing Schedule established in Schedule C hereto and shall meet the following Channel Clearing Milestone dates in order that the specified Channels will be available to Licensee for use under Nextel Partners’ digital system by the respective dates: (i) First Milestone: *** calendar days from the first business day following the Effective Date; (ii) Second Milestone: *** calendar days from the first business day following the Effective Date; and (iii) Third Milestone: the last day of the Management Term. Schedule C lists the specific Channels to be cleared and deconstructed by Manager no later than each of the Milestone Dates. Each separate Channel shall be automatically released from this Agreement as it is cleared and deconstructed, and Manager shall provide to Licensee written notification as it completes the clearing and deconstruction of each separate channel, within three business days of the cessation of operations thereon.

     5. FCC Compliance. The parties agree to comply with all applicable FCC rules and regulations governing the Licenses or the System and specifically agree as follows:

(a) Manager shall not represent itself as the federal licensee of SMR service offered on the System, and Licensee shall, in cooperation with Manager, take all actions necessary to keep the Licenses in force and shall prepare and submit to the FCC or any other relevant authority all reports, applications, renewals, filings or other documents necessary to keep the Licenses in force and in good standing.

(b) Neither Manager nor Licensee shall represent itself as the legal representative of the other before the FCC, but will cooperate with each other with respect to FCC matters concerning the Licenses or the System.

*** Confidential Treatment Requested 2

Exhibit 10.65(a)

(c) Manager shall ensure that all applicable FCC regulations are met with respect to operation of the System, and Licensee may conduct periodic site audits of part or all of Manager’s operations of Licensee’s SMR frequencies to ensure full compliance with FCC rules and regulations.

(d) In addition to ensuring compliance with all applicable FCC rules and regulations governing the SMR Licenses listed in Schedule A, Manager must obtain prior written authorization from Licensee (Vice President level or above) prior to moving any of the SMR frequencies from their existing authorized locations under the Licenses listed in Schedule A, and Licensee shall submit all required forms and applications to the FCC.

(e) Manager shall certify, via written certifications to the Licensee, on the first Business Day of each calendar quarter that all of Licensee’s SMR frequencies included in the System are in compliance with FCC rules and regulations.

(f) Nothing in this Agreement is intended to diminish or restrict Licensee’s obligations as an FCC licensee and both parties desire that this Agreement be in compliance with the rules and regulations of the FCC. In the event that the FCC determines that any provision of this Agreement violates any FCC rule, policy or regulation, both parties will make good-faith efforts immediately to correct the problem and bring this Agreement into compliance consistent with the intent of this Agreement.

(g) Licensee at all times retains ultimate supervisory control over the operations of the System.

     6a. System Revenues and Expenses. During the Management Term, all expenses for the operation of the System shall be paid or reimbursed by Manager, including, telephone, customer billing and collections, site rental, maintenance, utilities and other recurring and nonrecurring costs. Manager is responsible for negotiating new leases with third party site owners. As compensation for the management and deconstruction services provided pursuant to this Agreement, Manager shall be entitled *** (the “Management Fee”). Manager is solely responsible for payment of any applicable sales and use taxes, and any other taxes, arising from operation of the System and sale of service to customers loaded onto the System by Manager.

     6b. Management Payment. Manager shall pay Nextel Partners a fee of *** (the “Management Payment”). The Management Payment accruing with respect to any calendar month shall be due and payable upon the date of the next following Channel Clearing Milestone Date, as specified above, after the close of such calendar month. ***

*** Confidential Treatment Requested

Exhibit 10.65(a)

     7. Restrictive Covenants. During the Management Term, Licensee (i) shall not permit any liens or encumbrances to attach to the Licenses or the System without notifying the Manager; and (ii) shall promptly notify Manager of any pending or threatened action by the FCC or any other governmental agency, court or third party to suspend, revoke, terminate or challenge any of the Licenses or to investigate the construction, operation or loading of the System.

     8. General Representations and Warranties. Licensee hereby represents and warrants to Manager as follows: (i) this Agreement constitutes the valid and binding obligation of Licensee entered into freely and in accordance with Licensee’s business judgement as the result of arm’s-length bargaining and is enforceable in accordance with its terms.

     Manager hereby represents and warrants to Licensee as follows: (i) this Agreement constitutes the valid and binding obligation of Manager entered into freely and in accordance with Manager’s business judgement as the result of arm’s-length bargaining and enforceable in accordance with its terms; (ii) Manager will take those actions necessary to fulfill the obligations set forth in this Agreement; and (iii) Manager has the requisite capabilities and financial resources to accomplish the obligations set forth in this Agreement.

     9. Termination. This Agreement shall automatically terminate on the *** day from the next business day following the Effective Date, unless terminated earlier as follows: (i) with respect to each License, the loss or expiration without renewal of such License; or (ii) with respect to each separate Channel, the clearing of Customers from and deconstruction of the Channel; or (iii) if either party, after receiving from the other party (“Non-defaulting Party”) written notice of its failure to perform any obligation hereunder, does not forthwith take steps within thirty (30) days after the date of receipt of such notice to in good faith correct any such violation, then the Non-defaulting Party shall have the right, after expiration of such thirty-day period, to cancel this Agreement by giving written termination notice to the other party (“Defaulting Party”) setting forth the effective date of cancellation which shall be not less than thirty (30) days after the date such termination notice is delivered to the alleged Defaulting Party.

     10. Effect of Termination. Upon the termination of this Agreement each party hereto shall pay all of its own fees and expenses related to this Agreement and the transactions contemplated herein, and the parties shall have no further liability hereunder upon such termination, except by reason of any breach of this Agreement or of any representation, warranty or covenant contained herein occurring prior to the date of such termination. Immediately upon termination, Manager shall promptly deliver to Licensee all property managed by the Manager including, but not limited to, customer lists, including all unit programming information, System equipment originally provided by Licensee, and accounts payable information. Any termination of this Agreement, however effected, shall not release either Licensee or Manager from any liability or other consequences arising from any breach or violation by any such party of the terms of this Agreement prior to the effective time of such termination and such other general or procedural provisions which may be relevant to any attempt to enforce such obligations or duties, shall survive any such termination of this Agreement until such obligations or duties shall have been performed or discharged in full.

*** Confidential Treatment Requested

Exhibit 10.65(a)

     11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given the same day if delivered personally or sent by facsimile or the next business day if sent by express mail (overnight delivery), or five (5) business days if sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice provided that notice of change of address shall be effective only upon receipt thereof).

(a)	If to Manager, to:

(b)	If to Licensee, to:

Nextel Partners, Inc. 10120 West 76th Street Eden Prairie, MN 55344 Attn: David M. Thaler Phone: (952) 238-2500 Fax: (952) 238-2509

With a copy to:

Catalano & Plache, PLLC 3221 M Street, NW Washington, DC 20007 Attn: Matthew J. Plache Phone: (202) 338-3200 Fax: (202) 338-1700

(c)	If to the Selling Parties, to

*** *** c/o Mobile Relays, Inc. Post Office Box 1808 McAllen, Texas 78505-1808

With a copy to:

Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street Suite 1400 Houston, Texas 77002 Attn: Lawrence M. Bass Telephone: 713-658-1818 Facsimile: 713-658-2553

*** Confidential Treatment Requested 5

Exhibit 10.65(a)

     12. Waivers; Amendment. Except as otherwise expressly provided herein, no action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement made by the parties hereto. No delay or omission to exercise any right, power or remedy accruing to any party hereunder shall be construed to be a waiver of any such breach or default, or any acquiescence therein, or a waiver of any similar breach or default. This Agreement may not be amended, modified or changed except in writing signed by all parties hereto.

     13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, representatives, successors and permissible assigns. Manager may not assign its rights or delegate its duties hereunder without the prior written consent of the Licensee. Licensee may, upon written notice to Manager, assign the frequencies listed in Schedule B and the obligations hereunder to an affiliated entity pursuant to the rules and regulations of the FCC. Any such written notice from Licensee to Manager pursuant to the preceding sentence shall also include the name, physical address, mailing address, telephone number and facsimile number of the affiliated entity along with the name or names of the relevant contact person or persons.

     14. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the Texas. In the event that any provision herein is held to be invalid, void or illegal by any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and this Agreement shall be construed reasonably to preserve the original intent of the parties hereto insofar as practical.

     15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Interpretation. This Agreement has been prepared and negotiations in connection herewith have been carried on by the joint efforts of the parties hereto. This Agreement is to be construed fairly and simply and not strictly for or against either of the parties hereto. The Section headings contained herein are for convenience of reference only, are not part of this Agreement, and shall not affect the meaning or interpretation of any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MANAGER:

By:
——————————————
      Name:
      Title:

*** Confidential Treatment Requested

Exhibit 10.65(a)

SELLING PARTIES:

——————————————
***

——————————————
***

LICENSEE:

Nextel Partners, Inc.

By:
——————————————
      Name: David Thaler
      Title: VP Business Operations

Mobile Relays, Inc.
By:
——————————————
      Name:
      Title:

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE A

LICENSES

Mobile Relays, Inc.: WNCE212, WPBE385, WNCE208, WPEU453, WPIX668, WNHK784, WPCE860, KNHJ362, KNDB895, WNPQ826, WPES525, WPEU433, WPEU437, WPEU441, WPEU445, WPEU449

Commercial Digital Services Corporation, Inc.: WNIC882

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE B

CHANNELS

Mobile Relays, Inc.: WNCE212, WPBE385, WNCE208, WPEU453, WPIX668, KNHK784, WPCE860, KNHJ362, KNDB895, WNPQ826, WPES525, WPEU433, WPEU437, WPEU441, WPEU445, WPEU449

Commercial Digital Services Corporation, Inc.: WNIC882

Copies of Licenses showing channels attached.

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE C

CHANNEL CLEARING SCHEDULE

A.	First Milestone Date: By the end of the *** day from the next business day following the Effective Date, the following *** Mobile Relays channels covered by this Agreement shall be cleared:***

B.	Second Milestone Date: By the end of the *** day from the next business day following the Effective Date, the following *** channels shall be cleared:***

C.	Third Milestone Date: At the end of the *** day from the next business day following the Effective Date, the following *** Mobile Relays channels and the *** Commercial Digital channels shall be cleared:

Mobile Relays Channels: ***

Commercial Digital Channels: ***

*** Confidential Treatment Requested

Exhibit 10.65(a)

EXHIBIT B
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (“Agreement”) is made and entered into as of ____________________, 2002 by and among NEXTEL PARTNERS, INC. (the “Purchaser”), *** and *** (the “Sellers”), MOBILE RELAYS, INC., a Texas corporation (the “Company”), and TEXAS STATE BANK (the “Escrow Agent”). Capitalized terms not defined herein shall be given the meanings ascribed to them in that certain Stock Purchase and Redemption Agreement entered into effective ____________________, 2002 among the Purchaser, the Sellers and the Company (the “Stock Purchase and Redemption Agreement”).

WITNESSETH:

     WHEREAS, the Stock Purchase and Redemption Agreement contemplates a transaction in which the Purchaser will purchase from the Sellers, and the Sellers will sell to the Purchaser, ninety-five percent (95%) of all of the outstanding shares of the capital stock of the Company in return for cash; and

     WHEREAS, the Purchaser and the Sellers desire to escrow for the benefit of the Sellers the sum of *** of the cash comprising of the Purchase Price and the Purchaser shall not thereafter have any claim thereto; and

     WHEREAS, the Purchaser and the Sellers have requested the Escrow Agent to act in the capacity of escrow agent under this Agreement, and the Escrow Agent, subject to the terms and conditions hereof, has agreed so to do.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

AGREEMENTS:

     1. Appointment of Escrow Agent. The Purchaser and the Sellers hereby appoint Texas State Bank in McAllen, Texas, to serve as escrow agent under this Agreement, and Texas State Bank hereby accepts such appointment to serve as Escrow Agent.

     2. Establishment of Escrow Account. Contemporaneously with the execution of this Agreement, the parties shall establish an interest-bearing escrow account with the Escrow Agent, which escrow account shall be styled “Mobile Relays, Inc. Escrow Account”(the “Escrow Account”).

     3. Payment into Escrow. Upon execution of this Agreement, the Purchaser has delivered to the Escrow Agent the sum of *** (the “Deposit”), which represents a portion of the cash comprising the Purchase Price (as defined in the Stock Purchase and Redemption Agreement). The Escrow Agent acknowledges receipt thereof.

*** Confidential Treatment Requested

Exhibit 10.65(a)

     4. Beginning and Termination of Escrow. The escrow period shall begin with the delivery of the Deposit by the Purchaser and shall terminate upon the earlier to occur of the following: (i) delivery of joint written instructions from the Purchaser and the Sellers directing the Escrow Agent to release all of the Escrow Funds then held by the Escrow Agent in accordance with such joint written instructions; (ii) within ten (10) business days from the date which is *** calendar days from the next business day following the date hereof unless the Escrow Agent shall receive written notice from the Purchaser of the Purchaser’s objection to the termination of such escrow period on such date prior thereto; or (iii) the expiration of *** calendar days from the date hereof.

     5. Disbursement of the Escrow Account. The Escrow Agent agrees to disburse the funds held by the Escrow Agent in the Escrow Account to the Sellers in equal shares as follows:

a. on the dates and in the amounts indicated on Schedule 1 attached hereto unless the Escrow Agent shall receive written notice from the Purchaser of the Purchaser’s objection prior to such scheduled release, after which such proposed scheduled release shall only be made in accordance with the joint written instructions of the Purchaser and the Sellers, substantially in the form of Exhibit “A” attached hereto;

b. *** of the unreleased Escrow Funds existing on *** shall in all events be released by the Escrow Agent to Sellers no later than ***; and

c. all of the remaining unreleased Escrow Funds, if any, shall in all events be released to the Sellers no later than *** calendar days from the date hereof.

     6. Interest-Bearing Account. The Escrow Agent agrees to invest the Deposit funds together with all interest earned on the Deposit funds for the benefit of ***, and the Escrow Agent is hereby instructed to invest such funds only in one or more of the following investments as directed by ***:

a. direct obligations of, or obligations which are guaranteed by, the United States of America;

b. shares or interests in money market funds, pooled funds or mutual investment funds the assets of which consist entirely of cash or securities described in (a) above; or

c. certificates of deposit or interest-bearing time deposits, insured by the Federal Deposit Insurance Corporation; provided, however, that such deposits or other similar banking arrangements in excess of any deposit insurance shall be continuously secured as to both principal and interest by securities described in (a) above.

     7. Scope of Undertaking. The Escrow Agent’s duties and responsibilities in connection with this Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Agreement. The Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Agreement and shall have no duty to inquire beyond the terms and provisions hereof. The Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement and shall not be required to take any action with respect to any matters that might arise in connection therewith, other than to receive, deposit, hold and disburse the funds as provided in Section 5 hereof. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that the Escrow Agent shall not be required to exercise any discretion hereunder and shall make no factual determinations. The Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for its own willful misconduct or gross negligence. It is the intention of the parties hereto that the Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

*** Confidential Treatment Requested

Exhibit 10.65(a)

     8. Reliance; Liability. The Escrow Agent may rely on, and shall not be liable for acting or refraining from acting in accordance with, any written notice, consent, certificate, receipt, direction, authorization, instruction or request or other paper furnished to it hereunder or pursuant hereto, and believed by it to have been signed or presented by the proper party or parties. The Escrow Agent shall be responsible for holding and disbursing the funds in the Escrow Account pursuant to this Agreement; provided, however, that in no event shall the Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of the Escrow Agent’s fee hereunder. The Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Agreement, the form or execution hereof or for the identity or authority of any person executing this Agreement or any part hereof.

     9. Right of Interpleader. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Agreement or the Stock Purchase and Redemption Agreement, or should a substitute escrow agent fail to be designated as provided in Section 14 hereof, or if the Escrow Agent should be in doubt as to what action to take, the Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the cash, or the taking of any other action hereunder until the controversy is resolved, or its doubt is resolved, in any event to the satisfaction of the Escrow Agent, and the Escrow Agent shall not in any event be or become liable for its refusal or failure to act during such period and/or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event the Escrow Agent is a party to any dispute, the Escrow Agent shall have the additional right to refer such controversy to binding arbitration by giving written notice to the Purchaser and the Sellers (the “Arbitration Notice”) that the issue shall be determined by binding arbitration pursuant to the rules and procedures of the American Arbitration Association, which rules and procedures are hereby incorporated by reference for this purpose. Should a petition for interpleader be instituted, or should the Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Agreement or the Deposit, the Purchaser and the Sellers each hereby agree to reimburse the Escrow Agent for its attorneys’ fees and any and all other expenses, losses, costs and damages incurred by the Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

     10. Indemnification. The Purchaser and the Sellers each hereby agree to indemnify the Escrow Agent, its officers, directors, employees and agents (each herein called an “Indemnified Party”) against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys’ fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, and tax liability suffered or incurred by any Indemnified Party in connection with or arising from or out of this Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party.

*** Confidential Treatment Requested

Exhibit 10.65(a)

     11. Compensation and Reimbursement of Expenses. The Purchaser and the Sellers hereby agree to pay the Escrow Agent for its services hereunder, its reasonable fees, and to pay all expenses incurred by the Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the administration and enforcement of this Agreement, including, without limitation, brokerage costs and related expenses incurred by the Escrow Agent. In the event the Purchaser and the Sellers for any reason fail to pay any such fees and expenses as and when the same are due, and the Sellers are otherwise entitled to receive the disbursement of the funds in the Escrow Account, such unpaid fees and expenses shall be charged to and set-off and paid from the funds in the Escrow Account held by the Escrow Agent without any further notice. The Purchaser and the Sellers hereby agree to share equally the fees and expenses of the Escrow Agent hereunder.

     12. Notices. Any notice or other communication required or permitted to be given under this Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested, and postage prepaid or (c) sent by telefax machine, in each case to the address or telefax number, as the case may be, set forth below:

If to the Escrow Agent:	Texas State Bank Post Office Box 4797 McAllen, Texas 78502-4797 Attention: Carroll W. Sturgis, Jr.

If to the Sellers:	*** *** c/o Mobile Relays, Inc. Post Office Box 1808 McAllen, Texas 78505-1808

*** Confidential Treatment Requested

Exhibit 10.65(a)

With a copy to:	Chamberlain, Hrdlicka, White, Williams & Martin 1200 Smith Street Suite 1400 Houston, Texas 77002 Attention: Lawrence M. Bass Telephone: 713-658-1818 Facsimile: 713-658-2553

If to the Purchaser:	Nextel Partners, Inc. 10120 West 76th Street Eden Prairie, Minnesota 55344 Attention: David M. Thaler Telephone: 952-238-2500 Facsimile: 952-238-2509

With a copy to:	Catalano & Plache, PLLC 3221 M Street, NW Washington, DC 20007 Attention: Matthew Plache Telephone: 202-338-3200 Facsimile: 202-338-1700

Delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party or parties to whom such communication is directed. Any party to this Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section.

     13. Choice of Laws; Cumulative Rights. This Agreement shall be construed under, and governed by, the laws of the State of Texas. All of the Escrow Agent’s rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise. The parties hereto agree that the forum for resolution of any dispute arising under this Agreement shall be in the State of Texas, and each of the other parties hereby consents, and submits itself, to the jurisdiction of any state or federal court sitting in the State of Texas.

     14. Resignation. The Escrow Agent may resign hereunder upon twenty (20) days’ prior notice to the Sellers. Upon the effective date of such resignation, the Escrow Agent shall deliver the cash to any substitute escrow agent designated by the Purchaser and the Sellers in writing. If the Purchaser and the Sellers fail to designate a substitute escrow agent within twenty (20) days after the giving of such notice, the Escrow Agent may institute a petition for interpleader. The Escrow Agent’s sole responsibility after such 20-day notice period expires shall be to hold the cash and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery the Escrow Agent’s obligations hereunder shall cease and terminate.

     15. Assignment. This Agreement shall not be assigned by the Purchaser, the Sellers or the Escrow Agent without the prior written consent of the other parties (such assigns to which such other parties consent, if any, being hereinafter referred to collectively as “Permitted Assigns”); the Sellers and the Escrow Agent hereby grant their consent permitting the Purchaser to assign this Agreement to an affiliated entity upon written notice from the Purchaser to the Sellers and the Escrow Agent. Any written notice from the Purchaser pursuant to the preceding sentence shall also include the name, physical address, mailing address, telephone number and facsimile number of the affiliated entity along with the name or names of the relevant contact person or persons.

*** Confidential Treatment Requested

Exhibit 10.65(a)

     16. Severability. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

     17. Termination. This Agreement shall terminate pursuant to the provisions in Section 4 of this Agreement; provided, however, that in the event all fees, expenses, costs or other amounts required to be paid to the Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Section 11 hereof shall survive the termination hereof; and provided further, that the provisions of Sections 9 and 10 hereof shall, in any event, survive the termination hereof.

     18. General. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and vice-versa, and each pronoun in any gender shall include all other genders. The terms and provisions of this Agreement constitute the entire agreement between the parties hereto in respect of the subject matter hereof, and none of the Purchaser, the Sellers and the Escrow Agent has relied on any representations or agreements of the other, except as specifically set forth in this Agreement. This Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the Purchaser, the Sellers and the Escrow Agent. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and Permitted Assigns. This Agreement is for the sole and exclusive benefit of the Purchaser, the Sellers and the Escrow Agent, and nothing in this Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

PURCHASER: NEXTEL PARTNERS, INC. By: —————————————— David M. Thaler Vice President of Business Operations

*** Confidential Treatment Requested

Exhibit 10.65(a)

SELLERS: —————————————— *** —————————————— ***

ESCROW AGENT: TEXAS STATE BANK By: —————————————— Carroll W. Sturgis, Jr. Executive Vice President and Senior Trust Officer

*** Confidential Treatment Requested

Exhibit 10.65(a)

EXHIBIT “A”

INSTRUCTIONS TO DISBURSE ESCROW FUNDS

Dear Escrow Agent:

     Pursuant to Section 5(a) of the Escrow Agreement dated ____________________, 2002, among Nextel Partners, Inc., the undersigned holders of all of the outstanding capital stock of Mobile Relays, Inc. and you (the “Escrow Agreement”), the undersigned hereby instruct you to disburse the sum of __________________________________________ Dollars ($___________) from the funds in the Escrow Account (as that term is defined in the Escrow Agreement), including any accrued interest, to the Sellers in equal shares.

     DATED: _________________, 2002

PURCHASER: NEXTEL PARTNERS, INC. By: —————————————— David M. Thaler Vice President of Business Operations

SELLERS: —————————————— *** —————————————— ***

*** Confidential Treatment Requested

Exhibit 10.65(a)

SCHEDULE 1 TO ESCROW AGREEMENT

Date of Release	Amount to be Released to Seller

____________________, 2002, which is the date the parties agree is *** business days from the next business day following the date that is *** calendar days from the next business day following the Closing under the Stock Purchase and Redemption Agreement and the date hereof	$***	(1)

____________________, 2003, which is the date the parties agree is *** business days from the next business day following the date that is *** calendar days from the next business day following the Closing under the Stock Purchase and Redemption Agreement and the date hereof	***	(2)

____________________, 2003, which is the date the parties agree is *** business days from the next business day following the date that is *** calendar days from the next business day following the Closing under the Stock Purchase and Redemption Agreement and the date hereof	***	(3)

TOTAL	$***

(1)	***
(2)	***
(3)	***

*** Confidential Treatment Requested

Exhibit 10.65(a)

EXHIBIT C
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

STOCK POWER AND ASSIGNMENT

     FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto _________________________ _____ shares of the common stock of Mobile Relays, Inc. (the “Corporation”) par value $10.00 per share, standing in his/her name on the books of the Corporation represented by Certificate No. _____ herewith, and does hereby irrevocably constitute and appoint _________________________ attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

     DATED: ____________________, 2002

——————————————

*** Confidential Treatment Requested

Exhibit 10.65(a)

EXHIBIT D
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

BILL OF SALE AND
ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made and entered into as of the date set forth below by and between *** and ***, each a resident of Hidalgo County, Texas (collectively, the “Buyers”), and MOBILE RELAYS, INC., a Texas corporation with its principal place of business in McAllen, Texas (the “Company”).

     For good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree, intending to be legally bound, as follows:

     1. Conveyance of Assets. Subject to Sections 3 and 4 hereof, the Company grants, bargains, sells, conveys and assigns to the Buyers all of its rights, title and interest in, to and under all the assets of the Company existing immediately prior to the purchase by Nextel Partners, Inc. from the Buyers certain shares of the Company’s stock, which are referred to as the Purchase Shares under the terms of that certain Stock Purchase and Redemption Agreement between Nextel Partners, Inc., the Buyers and the Company dated ____________________, 2002 (the “Stock Purchase”) excluding, and with the exception of those assets set forth at Schedule 1 attached hereto (such excluded assets hereinafter referred to as the “Excluded Assets,”and such conveyed assets hereinafter referred to as the “Conveyed Assets”).

     2. Assumption. Subject to Section 3 hereof, the Company assigns to Buyers, and Buyers assume and agree to satisfy and discharge, the liabilities and obligations arising under or related to the Conveyed Assets, including, but not limited to, (i) all of the Company’s contracts (entered into by the Company prior to the Stock Purchase) for the purchase or delivery of goods and things or services, (ii) all leases of real property and personal property entered into by the Company prior to the Stock Purchase, and (iii) all obligations and commitments of the Company (entered into by the Company prior to the Stock Purchase) to pay money to third parties under any legal instrument. The Buyers shall not assume any tax liability of the Company resulting from the Company’s conveyance of the Conveyed Assets to the Buyers.

     3. Requisite Consents. Notwithstanding Sections 1 and 2 hereof, as to any Conveyed Asset which cannot be effectively or validly sold, transferred, assigned or conveyed without the consent of a third party, which consent has not been obtained, this Assignment shall be of no force or effect until such requisite consent is obtained, whereupon this Assignment shall become of full force and effect with respect thereto. With respect to those Conveyed Assets that are not conveyed hereunder because of the failure to obtain the consent of a third party, Buyers agrees to reimburse and fully indemnify the Company for the aggregate net costs incurred by the Company with respect to its retention of title to or control over those Conveyed Assets not immediately conveyed to Buyers as of the date hereof.

*** Confidential Treatment Requested

1.

Exhibit 10.65(a)

     4. Quitclaim Transfer to Buyers. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES AS TO ITS RIGHTS, TITLE AND INTEREST IN, TO AND UNDER THE CONVEYED ASSETS OTHER THAN THE REPRESENTATION THAT IT HAS TAKEN NO ACTION TO DIMINISH, RESTRICT OR BURDEN THE COMPANY’S RIGHTS, TITLE AND INTEREST IN THE CONVEYED ASSETS SINCE THE CLOSING OF THE STOCK PURCHASE. THE COMPANY EXPRESSLY MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE ASSIGNABILITY OR TRANSFERABILITY OF ITS RIGHTS, TITLE AND INTEREST IN, TO AND UNDER THE CONVEYED ASSETS OR ANY OF THEM. SCHEDULE 2, ATTACHED HERETO, IS A LIST OF CONVEYED ASSETS PREPARED PRIOR TO THE STOCK PURCHASE CLOSING FOR INFORMATIONAL PURPOSES. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES TO THE BUYERS AS TO THE ACCURACY OR COMPLETENESS OF SCHEDULE 2.

     5. Further Assurances. The Company hereby covenants that it will, whenever and as often as required so to do by Buyers, take such actions and execute, acknowledge and deliver any and all such other and further deeds, assignments, conveyances, confirmations, powers of attorney and other instruments and consents as Buyers may reasonably require in order to complete, insure and perfect the transfer, conveyance and assignment to Buyers of all the Conveyed Assets subject to the assumed liabilities. The Company further covenants that it will promptly notify the Buyers of all legal process, written notices and written requests directed to the Company involving any obligations of the Company assumed by the Buyers under this Assignment.

     6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to its principles of conflicts of law.

     7. Successors and Assigns. The provisions of this Assignment shall inure to the benefit of, and be binding on, the successors and assigns of the parties. The Buyers shall not assign this Agreement without first obtaining the prior written consent of the Company.

     EFFECTIVE this ____ day of ________________, 2002.

     IN WITNESS WHEREOF, the Company and Buyers have caused this Bill of Sale and Assignment and Assumption Agreement to be executed by their respective duly authorized officers.

—————————————— *** —————————————— ***

*** Confidential Treatment Requested 2.

Exhibit 10.65(a)

MOBILE RELAYS, INC. By: —————————————— Name: —————————————— Title: ——————————————

*** Confidential Treatment Requested 3.

Exhibit 10.65(a) SCHEDULE 1

Licenses (Assets Excluded from the Conveyed Assets)

*** Confidential Treatment Requested

Exhibit 10.65(a) SCHEDULE 2

Conveyed Assets

*** Confidential Treatment Requested

Exhibit 10.65(a)

EXHIBIT E
TO
STOCK PURCHASE AND REDEMPTION AGREEMENT

SPOUSAL CONSENT

     The undersigned, being the spouse of ***, a shareholder in Mobile Relays, Inc., a Texas corporation, does hereby execute this consent solely for the purpose of evidencing her consent and agreement to those provisions of that certain Stock Purchase and Redemption Agreement entered into effective ____________________, 2002 by and between Nextel Partners, Inc., as Purchaser, *** and ***, as Sellers, and Mobile Relays, Inc. concerning the disposition of her community property interest in the shares of Mobile Relays, Inc. and the completion of the transactions contemplated thereby subject to the Purchaser’s satisfaction of the terms and conditions therein and its binding effect on her community property interest in the shares of Mobile Relays, Inc.

     EXECUTED this _____ day of _______________, 2002.

—————————————— ***

*** Confidential Treatment Requested